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                                                               Exhibit 10.28(b)



                                LIST OF ANNEXES

         1       Information as to Purchasers
         2       Payment Instructions at Closing
         3       Information as to Company
         4       Designated Disposition Values and Reserves for Disposition




                                LIST OF EXHIBITS

         A       Form of 8.62% Senior Note Due February 23, 2000
         B1      Form of Company Counsel's Closing Opinion
         B2      Form of Special Counsel's Closing Opinion
         C1      Form of Officers' Certificate - Parent
         C2      Form of Officers' Certificate - Company
         D1      Form of Secretary's Certificate - Parent
         D2      Form of Secretary's Certificate - Company